EXPENDITURE COMMITMENTS	6 Months Ended
Jun. 30, 2019
EXPENDITURE COMMITMENTS
EXPENDITURE COMMITMENTS

NOTE 18 — EXPENDITURE COMMITMENTS

In conjunction with the Company’s Eagle Ford acquisition in 2018,  it entered into midstream contracts with a large pipeline company and production purchaser to provide gathering, processing, transportation and marketing of produced volumes from the acquired properties.  The contracts contain commitments to deliver oil, natural gas and NGL volumes to meet minimum revenue commitments (“MRC”), a portion of which are secured by letters of credit and performance bonds. Total MRC by year are as follows:

As at 30 June 2019	Remaining 2019	2020	2021	2022	Total
Hydrocarbon handling and gathering agreement	6,517	14,449	14,232	6,852	42,050
Crude oil and condensate marketing agreements	1,074	4,706	7,565	4,381	17,726
Gas processing agreement	862	2,020	—	—	2,882
Gas transportation agreements	178	595	—	—	773
Total minimum revenue commitment	8,631	21,770	21,797	11,233	63,431

Under the terms of the contract, if the Company fails to deliver the volumes to satisfy the MRC under any of the contracts, it is required to pay a deficiency payment equal to the shortfall.  If the volumes and associated fees are in excess of the MRC in any year, the overage can be applied to reduce the commitment in the subsequent years.  The amount of the shortfall, if any, that may exist at 31 December 2019 will be highly dependent on the timing of well completions and the production results from new drilling.  The shortfall is currently not expected to be material for the year ended 31 December 2019.